SEMIANNUAL REPORT April 30, 2000

NUVEEN Investments Invest well. Look ahead. LEAVE YOUR MARK.(sm)

EXCHANGE-TRADED FUNDS


Dependable, tax-free income to help you keep more of what you earn.

MUNICIPAL VALUE
NUV

MUNICIPAL INCOME
NMI

PHOTO OF: WATER
PHOTO OF: HANDS

Credit Quality Highlights
As of April 30, 2000

================================================================================

Nuveen Municipal Value Fund, Inc. (NUV)

PIE CHART:
AAA/U.S. Guaranteed    45%
AA                     19%
A                      14%
BBB/NR                 22%



Nuveen Municipal Income Fund, Inc. (NMI)
PIE CHART:
AAA/U.S. Guaranteed    19%
AA                     10%
A                       8%
BBB/NR                 63%




   CONTENTS
 1 Dear Shareholder
 3 Portfolio Managers' Comments
 6 NUV's Performance Overview
 7 NMI's Performance Overview
 8 Portfolio of Investments
19 Statement of Net Assets
20 Statement of Operations
21 Statement of Changes in Net Assets
22 Notes to Financial Statements
26 Financial Highlights
28 Build Your Wealth Automatically
29 Fund Information

Photo of: TIMOTHY R. SCHWERTFEGER
          CHAIRMAN OF THE BOARD

Sidebar text: "Building and sustaining wealth requires sound, ongoing advice."


Dear Shareholder
The primary objective of your Nuveen Municipal Exchange-Traded Fund is to provide dependable, attractive tax-free dividends. I am pleased to report that your Fund continued to achieve this goal during the period covered by this report. I also encourage you to read the Portfolio Manager's Comments later in this report, where your Fund's manager takes a comprehensive look at the investment environment and performance of your Fund for this period.

As an income-oriented investment, we believe your Nuveen Exchange-Traded Fund is well positioned to be a core element of your long-term investment program. With the help of your financial advisor, all of us at Nuveen Investments are dedicated to providing the services, products, perspectives and solutions you need to help you meet your personal and family goals.

NEW WAYS TO THINK ABOUT WEALTH
In the past few years, much attention has been directed toward the ways we're accumulating wealth. At Nuveen, we believe it is just as important for investors also to focus on preserving that wealth, on the responsibilities wealth brings with it, and on the legacies we will leave for future generations.

This long-term perspective is a key to understanding our portfolio management strategies, our insistence on quality and our determination to provide investments that can withstand the test of time. It is a philosophy that we think is encapsulated well in our brand theme: Invest Well. Look Ahead. Leave Your Mark.SM

INVEST WELL
Building and sustaining the wealth that can result in lasting legacies requires a well-developed plan, sound on-going advice, and the discipline to stay focused on long-term results. With today's abun dance of investment products and offers, it also increasingly requires an experienced and trusted advisor who can guide you through the opportunities and the pitfalls. With so much potentially at stake, Nuveen Investments is dedicated to delivering quality products like your Nuveen Fund through the financial advisors who assist you in making wise investment choices and help you manage your most impor tant financial assets.

LOOK AHEAD
We urge all our investors to look ahead, not only to their own goals and futures, but toward those of future generations as well. We now stand on the threshold of a new century, anticipating a time of change, discovery and potential that may one day make the year 2000 seem as archaic as the year 1900. We don't know all that the future will bring, but we do know that a well-diversified, carefully-monitored investment program that combines elements of growth, income and capital preservation will form a solid foundation that can help meet whatever opportunities and challenges the new century has to offer.

LEAVE YOUR MARK
With the enormous wealth creation of the last decade and the considerable intergenerational transfer of wealth that is expected to occur over the next 20 years, investors today have a significant opportunity to shape their own and their family's financial future. These may include establishing trusts, endowments or legacies that can directly affect our families and communities for generations to come. We at Nuveen Investments are committed to facilitating and raising the level of dialogue between investors and their financial advisors in ways that can help meet goals that extend far beyond the boundaries of a single lifespan.

Since 1898, the name Nuveen has been synonymous with quality investments, careful research and prudent management. Today, more than ever, the investments and services we offer through financial advisors may be well suited to those who recognize and embrace the need for building and managing wealth. We encourage you to speak with your financial advisor about how you can enhance your investment program in ways that help you Look Ahead, Invest Well and Leave Your Mark.

Sincerely,

/S/ TIMOTHY R. SCHWERTFEGER
TIMOTHY R. SCHWERTFEGER
Chairman of the Board

June 15, 2000


Sidebar text: "We believe your Nuveen Exchange-Traded Fund is well positioned to be a core element of your long-term investment program."

Nuveen National Exchange-Traded Funds (NUV, NMI)
Portfolio Manager's Comments

PORTFOLIO MANAGERS TOM SPALDING AND STEVE PETERSON REVIEW THE NATIONAL ECONOMY, ITS IMPACT ON THE MUNICIPAL MARKET AND FUND PERFORMANCE, AND THE KEY STRATEGIES USED TO MANAGE THE NUVEEN MUNICIPAL VALUE FUND, INC. (NUV) AND THE NUVEEN MUNICIPAL INCOME FUND, INC. (NMI). TOM, WHO HAS 24 YEARS OF EXPERIENCE AS AN INVESTMENT PROFESSIONAL AT NUVEEN, HAS MANAGED NUV SINCE ITS INCEPTION IN 1987, WHILE STEVE, A 12-YEAR VETERAN OF NUVEEN, ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITY FOR NMI IN 1998.



WOULD YOU COMMENT BRIEFLY ON THE GENERAL ECONOMIC ENVIRONMENT?
In April 2000, the United States entered its tenth year of uninterrupted economic expansion, the longest continuous expansion in the nation's history. While the strong growth trends and relatively benign inflation that have been the hallmarks of this expansion remained largely in place, unabated consumer spending and tight labor markets have kept the Federal Reserve concerned that the pace of growth would eventually trigger a resurgence of inflation.

The shift in financial market sentiment to worries about runaway growth and inflationary pressures is a marked contrast from the concerns about slower growth and deflation that followed the global financial crisis of 1998. The primary catalysts behind this change in sentiment - in addition to consumer spending and the scarcity of qualified workers - included the quick recovery of the global economy following the 1998 events, rising commodity prices, and the accelerating effect of excess cash created to ensure liquidity during the transition into the year 2000.

All of this prompted the Federal Reserve to embark on a tightening path. In June 1999 the Fed began a series of five short-term interest rate increases that eventually raised the federal funds rate 1.25% to 6.0%. (In May, the Fed raised rates a sixth time, bringing the fed funds rate to 6.5%.) As the Fed acted and then continued to leave the door open for additional tightenings, investor uncertainty grew, the equity markets became increasingly volatile, and bond prices declined as yields pushed higher. The shift in the economic landscape has been complicated by the rapidly shrinking supply of long-term Treasuries, as the U.S. government accelerated its program to buy back Treasury debt. This has created some severe disloca tions within and between Treasuries and other bond markets. Following the Fed's rate hikes, the Treasury yield curve remained inverted, with the yield on a two-year notes about 60 basis points higher than that of a 30-year bond.

The Fed's actions to rein in the monetary base, plus the shift in policy from global monetary stimulus to restraint, has provided a foundation that may help to counterbalance some of the current pressures in the economy. Investors continue to hope that the Fed's moves will not jeopardize the expansion by doing too little or too much, but instead successfully engineer a soft landing for the U.S. economy.

HOW HAVE THESE EVENTS AFFECTED THE MUNICIPAL MARKET?
The cumulative effects of the economic events of the past 12 months were negative for the fixed-income markets generally, including municipal bonds. Once the Fed began its series of interest rate hikes, the rise in municipal yields accelerated. Over the 12 months ending April 2000, long-term municipal yields rose about 80 basis points, compared with a 30-point gain in 30-year Treasury yields. Concurrent with the rise in yields, municipal bond prices slumped. As a result, by the end of April 2000, long-term municipal yields were about 102% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first four months of 2000, new municipal issuance declined more than 26% from the level of the first four months of 1999. This continued the trend begun last year, as the rising interest rate environment deterred municipalities from issuing new bonds or refinancing old debt. In addition, robust tax revenue collections have enabled many state and local govern ments to use more pay-as-you-go financings rather than bond issuance to fund projects. Overall, the decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices.

According to the most recent data released by the Federal Reserve Board, demand for municipal bonds on the part of individual investors continued to grow in 1999, maintaining a trend seen over the past four years. While total U.S. municipal debt grew by 5% in 1999, holdings by individual investors went up by 11%. As of January 2000, individual investors held directly about 34% of the outstanding municipal debt in the U.S. This provided some support for a municipal market experiencing a decline in demand from institutional investors. Reduced buying by mutual and money market funds, which together accounted for 29% of municipal debt holdings, reflected the lower demand for bond funds. Property and casualty insurance companies, the fourth largest group of municipal bond holders with 14%, generally had less cash to spend on munici pals due to claims from natural disasters and pricing competition - although we have seen a modest pick up in buying from this group in recent weeks.

The economic prosperity of the past decade has benefited all sectors of the municipal bond market, resulting in upgrades in debt ratings. In 1999, upgrades by Standard & Poor's outnumbered downgrades by a ratio of almost 4 to 1. In fact, the fourth quarter of 1999 marked the 17th consecutive quarter in which upgrades exceeded downgrades. The tax-backed sector, which includes general obligation bonds issued by states, local municipalities, and school and special purpose districts, fared particularly well in 1999, with upgrades outnumbering downgrades 30 to 1.

WERE NUV'S AND NMI'S DIVIDENDS AFFECTED BY THIS RISING RATE ENVIRONMENT?
Over the past year, good call protection within both Funds' portfolios helped to support the dividends. As of the end of April 2000, NUV had provided shareholders with stable dividends for 18 consecutive months, while NMI had offered 22 consecutive months of steady or increasing dividends.

However, bonds in both portfolios that were issued in the late 1980s and early 1990s continued to reach their call dates. As these bonds get called, the proceeds usually must be reinvested in bonds with smaller coupons, which over time may affect the income gener ated by the Funds and the level of the Funds' dividends.

OVERALL, HOW DID THESE FUNDS PERFORM OVER THE PAST YEAR?
For the 12 months ended April 30, 2000, NUV and NMI provided total returns on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual returns for the Lehman Brothers Municipal Bond Index1 and Lipper Peer Group2 are also presented.


                                                             LEHMAN
                                                              TOTAL       LIPPER
                MARKET YIELD        TOTAL RETURN ON NAV     RETURN1     AVERAGE2
--------------------------------------------------------------------------------
                                   1 YEAR                    1 YEAR       1 YEAR
                      TAXABLE-      ENDED      TAXABLE-       ENDED        ENDED
         4/30/00   EQUIVALENT3    4/30/00   EQUIVALENT3     4/30/00      4/30/00
--------------------------------------------------------------------------------
NUV        6.23%         9.03%     -1.90%         0.41%      -0.92%       -1.63%
--------------------------------------------------------------------------------
NMI        6.42%         9.30%      0.33%         3.01%      -0.92%       -1.63%
--------------------------------------------------------------------------------
Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for each Fund later in this report.


The relative underperformance of NUV's total returns on NAV when compared with the Lehman Index can be attributed largely to its duration, which is a measure of the Fund's NAV volatility in reaction to interest rate movements. Fund durations often are lengthened when we look to add call protection to the portfolios. As a result, as of April 30, 2000, the durations of NUV and NMI were
8.77 and 7.63, respectively, compared with the Lehman Brothers Municipal Bond Index's 7.42.

During a period of falling interest rates, a longer duration can enhance the ability of a fund's NAV to participate in market gains. However, when interest rates rise (and bond values correspondingly fall), a longer duration can make the fund's NAV more vulner able to price declines. Over the 12 months ended April 2000, the yield on the Bond Buyer 25 Revenue Bond Index4 rose from 5.29% to 6.07%. In this environment, NUV's longer duration contributed to its relative under performance. NMI's total return was not as affected because its duration was shorter, and its relatively high allocation of BBB/non-rated bonds (63% of the portfolio) generally provided more income, which helped to offset bond price weakness.

We continue to believe that the Funds' longer durations should help to strengthen the relative stability of their common share dividends over the long-term, and should position the Funds to potentially outperform as the market might begin to recover and interest rates decline.

WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
The uncertain economic environment, coupled with an investor focus on equity market performance, has tended to dampen interest in most fixed-income


1 The Funds' performance is com pared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index compris ing a broad range of invest ment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are compared with the average annualized return of the 17 funds in the Lipper General and Insured Unleveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvest ment of dividends.

3 The taxable-equivalent yield/ total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's current market yield and a federal income tax rate of 31%, while the taxable-equivalent total return is based on the annualized total return and the 31% federal income tax rate.

4 The Bond Buyer 25 Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

products. This lack of demand has put pressure on the prices of many municipal bond investments, including these two Funds.

As shown in the charts on the Performance Overview pages, the share prices for the Funds have gradually declined over much of the past year. These price declines generally were larger than the declines in the Funds' NAVs. As a result, over the past year NUV has seen its discount (share price below NAV) widen, while NMI's slight premium (share price above NAV) has moved to a discount. With the market prices of all these Funds now lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of these Funds.


WHAT KEY STRATEGIES WERE USED TO MANAGE NUV AND NMI DURING THE 12 MONTHS ENDED APRIL 30, 2000?
The past 12 months represented a challenging period for all fixed-income investments. However, the period also provided opportunities to improve the Funds' structures, provide additional diversification, strengthen the Funds' long-term dividend-paying capabilities, and enhance tax efficiency by offsetting potential capital gains with capital losses.

To improve the Funds' structures, we have been selling bonds in demand by individual investors at attractive prices, including prerefunded bonds and bonds with short call dates, and buying issues that offer higher yields, longer maturities, and extended call protection.

Both NUV and NMI currently offer relatively good call protection, with only about 8% of their portfolios subject to bond calls over the remainder of 2000 and another 9% in 2001. Among the bonds scheduled to be called from NUV toward the end of 2000 are airport revenue bonds issued by the city and county of Denver. NUV has benefited significantly from these holdings, as the bonds have provided above-market returns and have been upgraded since our purchase. In NMI, we have also been watching for pricing inefficiencies and trading bonds with special call features when it benefited the Fund. The call protection now in the portfolios of both Funds should help provide relative dividend stability over time.

The largest allocation in both Funds - 28% in NUV and 21% in NMI - are in utility bonds, which have performed well. In February, bonds issued by the Intermountain Power Agency in Utah were called from NUV's portfolio. We took advantage of this opportunity to reinvest the proceeds in the higher-yielding bonds currently available in the market. NUV also has 14% of its portfolio invested in healthcare, which we believe presents opportunities for informed investors who understand the dynamics and risks associated with this sector.

Regionally, NUV holds a total of almost 30% of its port folio in bonds issued by Washington state, Colorado and California, and another 9% in New York bonds. The Fund also has allocated over 10% of its portfolio to Illinois bonds, a number of which have been upgraded, thereby benefiting the Fund's credit quality. Our large holding of Illinois bonds reflects the continued strength of the Midwest economy.

As of April 30, 2000, NUV had 64% of its portfolio invested in bonds rated AAA/U.S. guaranteed and AA, balanced by an allocation of 22% in BBB/non-rated bonds. As mentioned earlier, NMI's allocation of BBB/non-rated bonds was considerably higher (63%), with 29% of its portfolio invested in AAA/U.S. guaran teed and AA bonds. Over the past 12 months, lower quality bonds generally provided higher yields as credit spreads (or the difference in yield between higher credit quality securities and those of lower credit quality) widened.


WHAT IS YOUR OUTLOOK FOR NUV AND NMI?
In the months ahead, we plan to focus on the same strategies that we have emphasized over the past year, including portfolio diversification, call protection, and enhancing the prospects for relative dividend stability. The lighter supply of municipal bonds currently available may make these opportunities more difficult to find, but we believe Nuveen's experienced Research team provides an advantage by helping us identify attractive deals and supplying the background we need to under stand issuers.

While we will continue to look for opportunities, we anticipate making relatively few changes over the next six months. We expect the market will continue working its way through a period of uncertainty that may last beyond the fall elections. We believe the Funds continue to be well positioned to provide attractive income and a measure of portfolio diversification that can be a valu able benefit to investors now and in the future.

Nuveen Municipal Value Fund, Inc.
Performance Overview
As of April 30, 2000

NUV

PORTFOLIO STATISTICS
Inception Date                                6/87
--------------------------------------------------
Share Price                                $8 3/16
--------------------------------------------------
Net Asset Value                              $9.48
--------------------------------------------------
Market Yield                                 6.23%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.03%
--------------------------------------------------
Fund Net Assets ($000)                  $1,848,308
--------------------------------------------------
Average Effective Maturity (Years)           18.82
--------------------------------------------------
Average Duration                              8.77
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -10.28%        -1.90%
--------------------------------------------------
5-Year                         2.28%         5.18%
--------------------------------------------------
10-Year                        4.75%         6.46%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -7.85%         0.41%
--------------------------------------------------
5-Year                         4.97%         7.75%
--------------------------------------------------
10-Year                        7.60%         9.30%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
Utilities                                      28%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Transportation                                 13%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------


Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE3
5/99     0.0425
6/99     0.0425
7/99     0.0425
8/99     0.0425
9/99     0.0425
10/99    0.0425
11/99    0.0425
12/99    0.0425
1/00     0.0425
2/00     0.0425
3/00     0.0425
4/00     0.0425


Line Chart:
SHARE PRICE PERFORMANCE
5/7/99   9.69
         9.5
         9.38
         9.38
         9.25
         9.19
         9.19
         9.19
         9.19
         9.13
         9.19
         9.13
         9.06
         9.06
         8.81
         8.69
         8.69
         8.63
         8.44
         8.56
         8.38
         8.38
         8.19
         8.31
         8.63
         8.5
         8.25
         8.25
         8.19
         8.13
         7.94
         7.94
         7.88
         8.06
         7.75
         7.88
         8.06
         8.19
         8.06
         8.13
         8.13
         8.13
         8.13
         8.13
         8.19
         8.44
         8.44
         8.13
         8
4/28/00  8.19
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

3 The Fund also paid shareholders a net ordinary income distribution in December 1999 of $0.0006 per share.

Nuveen Municipal Income Fund, Inc.
Performance Overview
As of April 30, 2000

NMI

PORTFOLIO STATISTICS
Inception Date                                4/88
--------------------------------------------------
Share Price                              $10 15/16
--------------------------------------------------
Net Asset Value                             $11.25
--------------------------------------------------
Market Yield                                 6.42%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.30%
--------------------------------------------------
Fund Net Assets ($000)                     $89,841
--------------------------------------------------
Average Effective Maturity (Years)           18.04
--------------------------------------------------
Average Duration                              7.63
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -2.56%         0.33%
--------------------------------------------------
5-Year                         4.98%         5.72%
--------------------------------------------------
10-Year                        5.97%         6.79%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         0.11%         3.01%
--------------------------------------------------
5-Year                         7.82%         8.57%
--------------------------------------------------
10-Year                        8.93%         9.84%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
Utilities                                      21%
--------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------
U.S. Guaranteed                                10%
--------------------------------------------------
Basic Materials                                10%
--------------------------------------------------
Long-TermCare                                   9%
--------------------------------------------------


Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE3
5/99     0.0575
6/99     0.0575
7/99     0.0575
8/99     0.0575
9/99     0.0575
10/99    0.0575
11/99    0.0575
12/99    0.0575
1/00     0.0575
2/00     0.0575
3/00     0.0585
4/00     0.0585


Line Chart:
SHARE PRICE PERFORMANCE
5/7/99   11.94
         12.06
         11.94
         12
         12
         11.5
         11.75
         11.75
         12
         12.19
         11.88
         11.75
         11.81
         11.75
         11.44
         11.75
         11.81
         11.94
         11.75
         11.31
         11.19
         11.25
         10.63
         10.75
         11
         11.25
         11.13
         10.88
         10.56
         10.06
         10.06
         10.25
         10.5
         10.81
         10.81
         11
         11.13
         11.13
         10.94
         11.06
         11.19
         11.25
         11.19
         10.88
         10.81
         11.38
         11.25
         11.13
         11.06
4/28/00  10.94
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

3 The Fund also paid shareholders capital gains and net ordinary income distributions in December 1999 of $0.0583 per share.

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
                            April 30, 2000
    PRINCIPAL                                                                         OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.0%

$       3,415   Alabama Housing Finance Authority, Single Family Mortgage               4/08 at 102         Aaa         $  3,089,687
                 Revenue Bonds (Collateralized Home Mortgage Revenue Bond
                 Program), 1998 Series A-2, 5.450%, 10/01/28
                 (Alternative Minimum Tax)

        5,000   The Industrial Development Board of the Town of Courtland              11/09 at 101        Baa1            4,974,500
                 (Alabama), Solid Waste Disposal Revenue Bonds (Champion
                 International Corporation Project), Series 1999A, 6.700%, 11/01/29
                 (Alternative Minimum Tax)

        4,000   The Medical Clinic Board of the City of Jasper (Alabama),               7/02 at 102          A3            3,862,040
                 Hospital Revenue Bonds, Series 1993 (Walker Regional
                 Medical Center, Inc. Project), 6.375%, 7/01/18

       12,000   Jefferson County, Alabama, Sewer Revenue Capital                        2/09 at 101         AAA           10,761,240
                 Improvement Warrants, Series 1999-A, 5.375%, 2/01/36

       16,850   BMC Special Care Facilities Financing Authority of the City            11/08 at 101         AAA           14,214,829
                 of Montgomery (Alabama), Revenue Bonds, Series 1998-B
                 (Baptist Health), 5.000%, 11/15/29


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.4%

        4,900   Arizona Health Facilities Authority, Hospital Revenue Bonds            11/09 at 100          A2            4,761,722
                 (Phoenix Children's Hospital), Series 1999A, 6.250%, 11/15/29

       16,000   Arizona Health Facilities Authority, Revenue Bonds (Catholic            7/10 at 101        BBB+           15,598,880
                 Healthcare West), 1999 Series A, 6.625%, 7/01/20

        5,270   Yuma Regional Medical Center on behalf of Hospital District         8/02 at 101 1/2      N/R***            5,691,969
                 No. 1 of Yuma County, Arizona, Hospital Revenue Improvement
                 and Refunding Bonds (Yuma Regional Medical Center Project),
                 Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.2%

        1,900   City of Conway, Arkansas, Sales and Use Tax Capital Improvement        12/06 at 101         AAA            1,819,117
                 Bonds, Series 1997A, 5.350%, 12/01/17

        2,750   Jefferson County, Arkansas, Pollution Control Revenue Refunding        12/02 at 102        BBB-            2,401,933
                 Bonds (Energy Arkansas, Inc. Project), Series 1997,
                 5.600%, 10/01/17


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.6%

                California Educational Facilities Authority, Revenue Bonds (Loyola
                Marymount University), Series 1999:
        3,655    0.000%, 10/01/23                                                 10/09 at 41 33/40         Aaa              836,666
        7,310    0.000%, 10/01/24                                                  10/09 at 39 3/16         Aaa            1,566,314

        1,620   State of California, Veterans General Obligation Bonds,                12/08 at 101         AAA            1,613,650
                 Series BH, 5.200%, 12/01/11 (Alternative Minimum Tax)

        9,000   State of California, Department of Water Resources, Central         6/03 at 101 1/2          AA            9,022,770
                 Valley Project, Water System Revenue Bonds, Series L,
                 5.750%, 12/01/19

       16,500   State of California, Department of Water Resources, Central            12/03 at 101          AA           13,781,625
                 Valley Project, Water System Revenue Bonds, Series M,
                 4.750%, 12/01/24

       17,155   State Public Works Board of the State of California, Lease              6/03 at 102         Aa3           16,522,324
                 Revenue Refunding Bonds (The Regents of the University of
                 California), 1993 Series A (Various University of California
                 Projects), 5.500%, 6/01/21

       10,500   California Statewide Communities Development Authority,                 4/09 at 101         BBB            9,065,385
                 Certificates of Participation, The Internext Group,
                 5.375%, 4/01/17

        2,500   California Statewide Communities Development Authority,                 4/03 at 102      N/R***            2,628,925
                 Certificates of Participation, Series A, Pacific Homes,
                 6.000%, 4/01/17 (Pre-refunded to 4/01/03)

        6,530   California Statewide Communities Development Authority,                 7/03 at 102          AA            6,283,884
                 Certificates of Participation, St. Joseph Health System
                 Obligated Group, 5.500%, 7/01/14

        3,000   Community Facilities District No. 98-2 of the Capistrano                9/09 at 102         N/R            2,589,750
                 Unified School District (Ladera), California, Series 1999,
                 Special Tax Bonds, 5.750%, 9/01/29

    PRINCIPAL                                                                         OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       5,375   Central Joint Powers Health Financing Authority, Certificates           2/03 at 100        Baa1         $  4,124,453
                 of Participation, Series 1993 (Community Hospital of
                 Central California), 5.000%, 2/01/23

                Foothill/Eastern Transportation Corridor Agency (California),
                Toll Road Revenue Bonds, Series 1995A:
       30,000    0.000%, 1/01/22                                                       No Opt. Call         AAA            8,303,400
       10,000    6.000%, 1/01/34 (Pre-refunded to 1/01/07)                              1/07 at 100         AAA           10,657,100

       30,470   Los Angeles County Public Works Financing Authority,                   12/03 at 102         AAA           28,287,129
                 Lease Revenue Bonds (Multiple Capital Facilities Project IV),
                 4.750%, 12/01/13

        6,300   County of San Diego, California, Certificates of Participation,         9/09 at 101        Baa3            6,082,146
                 The Burnham Institute, 6.250%, 9/01/29


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 11.0%

       12,515   Colorado Health Facilities Authority, Revenue Bonds, Series 1994        5/04 at 102         AA-           11,503,913
                 (Sisters of Charity Health Care Systems, Inc.), 5.250%, 5/15/14

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
        3,680    7.000%, 11/15/03 (Alternative Minimum Tax)                            11/02 at 102           A            3,859,179
        2,125    7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02) 11/02 at 102         Aaa            2,282,038
        8,290    7.250%, 11/15/23 (Alternative Minimum Tax)                            11/02 at 102           A            8,737,080

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
          655    6.750%, 11/15/13 (Alternative Minimum Tax) (Pre-refunded to 11/15/02) 11/02 at 102         Aaa              695,649
        5,045    6.750%, 11/15/13 (Alternative Minimum Tax)                            11/02 at 102           A            5,127,385
        7,515    6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02) 11/02 at 102         Aaa            7,981,381
       29,870    6.750%, 11/15/22 (Alternative Minimum Tax)                            11/02 at 102           A           30,042,051

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1990A:
          790    8.250%, 11/15/12 (Alternative Minimum Tax) (Pre-refunded to 11/15/00) 11/00 at 102         Aaa              821,695
        8,360    8.250%, 11/15/12 (Alternative Minimum Tax)                            11/00 at 102           A            8,650,343
        2,705    8.500%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/00) 11/00 at 102         Aaa            2,816,879
       29,090    8.500%, 11/15/23 (Alternative Minimum Tax)                            11/00 at 102           A           30,138,985

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
        3,475    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01) 11/01 at 102         Aaa            3,744,556
        9,635    8.750%, 11/15/23 (Alternative Minimum Tax)                            11/01 at 102           A           10,264,358

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
        1,820    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01) 11/01 at 102         Aaa            1,935,042
        6,930    7.750%, 11/15/21 (Alternative Minimum Tax)                            11/01 at 102           A            7,295,488
       10,275    7.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01) 11/01 at 100         Aaa           10,622,706
       39,745    7.000%, 11/15/25 (Alternative Minimum Tax)                            11/01 at 100           A           39,944,520

       15,000   E-470 Public Highway Authority (Colorado), Senior Revenue Bonds,        9/10 at 102         AAA           14,446,800
                 Series 2000A, 5.750%, 9/01/35 (WI)


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.4%

        7,460   Connecticut Housing Finance Authority, Housing Mortgage Finance         5/06 at 102          AA            7,506,625
                 Program Bonds, 1996 Series D, Subseries D-2, 6.200%, 11/15/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.4%

        8,000   Washington Convention Center Authority (Washington, D.C.),             10/08 at 100         AAA            6,511,360
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 4.750%, 10/01/28


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.7%

        5,000   Orange County Health Facilities Authority, Hospital Revenue            10/09 at 101          A2            4,725,100
                 Bonds (Orlando Regional Healthcare System), Series 1999E,
                 6.000%, 10/01/26

        5,000   Orlando Utilities Commission, Water and Electric Subordinated          10/02 at 100         Aa2            4,730,200
                 Revenue Bonds, Series 1992A, 5.500%, 10/01/27

        7,000   Orlando Utilities Commission, Water and Electric Subordinated          10/03 at 102         Aa2            6,372,380
                 Revenue Refunding Bonds, Series 1993A, 5.250%, 10/01/23

                Orlando Utilities Commission, Water and Electric Subordinated
                Revenue Bonds, Series 1993B:
        7,000    5.600%, 10/06/17                                                      10/03 at 102         Aa2            6,900,180
        7,000    5.250%, 10/01/23                                                      10/03 at 101         Aa2            6,307,210

        2,500   Orlando Utilities Commission, Water and Electric Revenue               10/02 at 101         Aa1            2,276,275
                 Bonds, Series 1993, 5.125%, 10/01/19

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN MUNICIPAL VALUE FUND, INC. (NUV) (continued)
                            April 30, 2000

    PRINCIPAL                                                                         OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.6%

$      22,850   City of Atlanta (Georgia), Water and Wastewater Revenue Bonds,          5/09 at 101         AAA         $ 19,180,747
                 Series 1999A, 5.000%, 11/01/38

                Coffee County Hospital Authority (Georgia), Revenue Anticipation
                Certificates (Coffee Regional Medical Center, Inc. Project),
                Series 1997A:
        2,800    6.250%, 12/01/06                                                      No Opt. Call         N/R            2,715,580
       21,100    6.750%, 12/01/26                                                      12/06 at 102         N/R           19,062,795

        6,000   George L. Smith II World Congress Center Authority, Refunding           7/10 at 101         AAA            5,667,900
                 Revenue Bonds (Domed Stadium Project), Series 2000,
                 5.500%, 7/01/20 (Alternative Minimum Tax)

        2,250   Hospital Authority of the City of Royston (Georgia), Revenue            7/09 at 102         N/R            2,012,828
                 Anticipation Certificates (Ty Cobb Healthcare System, Inc. Project),
                 Series 1999, 6.500%, 7/01/27


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 10.2%

        5,000   City of Chicago, General Obligation Bonds, Project                      1/02 at 102         AAA            5,191,250
                 Series A of 1992, 6.250%, 1/01/12 (Pre-refunded to 1/01/02)

                City of Chicago, General Obligation Bonds, Project and Refunding
                Series 1998:
       10,700    5.250%, 1/01/20                                                        7/08 at 102         AAA            9,785,257
        5,700    5.250%, 1/01/28                                                        7/08 at 102         AAA            5,066,217

        2,000   Chicago School Reform Board of Trustees of the Board of                12/07 at 102         AAA            1,807,640
                 Education of the City of Chicago, Illinois, Unlimited Tax General
                 Obligation Bonds (Dedicated Tax Revenues), Series 1997A,
                 5.250%, 12/01/22

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
       15,000    0.000%, 12/01/24                                                      No Opt. Call         AAA            3,302,250
       47,500    0.000%, 12/01/28                                                      No Opt. Call         AAA            8,109,675

        1,125   Metropolitan Water Reclamation District of Greater Chicago,            No Opt. Call         Aa1            1,278,788
                 General Obligation Capital Improvement Bonds, Series
                 of June, 1991, 7.000%, 1/01/11

        9,050   City of Chicago, Illinois, Tax Increment Allocation Bonds               1/01 at 102      N/R***            9,377,791
                 (Stockyards Industrial-Commercial Redevelopment Project),
                 Series 1991, 9.000%, 1/01/11 (Pre-refunded to 1/01/01)

        5,430   Illinois Development Finance Authority, Industrial Development          6/02 at 102         N/R            5,515,468
                 Revenue Bonds, Series 1992 (Plano Molding Company Project),
                 7.750%, 6/01/12 (Alternative Minimum Tax)

        3,000   Illinois Development Finance Authority, Pollution Control              No Opt. Call        BBB+            2,886,210
                 Revenue Refunding Bonds, Series 1994 (Commonwealth
                 Edison Company Project), 5.850%, 1/15/14

                Illinois Development Finance Authority (The Presbyterian Home
                Lake Forest Place Project), Fixed Rate Revenue Bonds, Series
                1996B:
        6,495    6.400%, 9/01/31 (Pre-refunded to 9/01/06)                              9/06 at 102      A-1***            7,024,862
          990    6.400%, 9/01/31                                                        9/06 at 102         A-1            1,011,424

        1,800   Illinois Development Finance Authority, Local Government Program       No Opt. Call         Aaa              588,456
                 Revenue Bonds, Series 2000 (Rockford School District
                 Number 205 Project), 0.000%, 2/01/19

       14,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,         10/03 at 102          A-           12,046,160
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

        7,000   Illinois Health Facilities Authority, Revenue Bonds,                   11/03 at 102         AAA            6,325,480
                 Series 1993 (Swedish American Hospital), 5.375%, 11/15/23

       18,015   Illinois Health Facilities Authority, Revenue Bonds, Series 1993       11/03 at 102         AAA           16,224,669
                 (Rush-Presbyterian - St. Luke's Medical Center Obligated Group),
                 5.250%, 11/15/20

                Illinois Health Facilities Authority, Revenue and Revenue
                Refunding Bonds, Series 1990C (Hinsdale Hospital) :
        8,735    9.500%, 11/15/19 (Pre-refunded to 11/15/00)                           11/00 at 102         AAA            9,140,828
        1,165    9.500%, 11/15/19                                                      11/00 at 102         AAA            1,220,967

        1,150   Illinois Health Facilities Authority, Revenue Bonds, Series 1992        2/02 at 102        A***            1,211,928
                 (South Suburban Hospital), 7.000%, 2/15/18 (Pre-refunded to 2/15/02)

        4,350   Illinois Health Facilities Authority, Revenue Bonds, Series 1992       No Opt. Call        A***            4,894,533
                 (South Suburban Hospital), 7.000%, 2/15/18

        8,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1997        8/07 at 101         AAA            7,022,720
                 (Sherman Health Systems), 5.250%, 8/01/22

    PRINCIPAL                                                                         OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$      31,415   State of Illinois, Build Illinois Bonds, Sales Tax Revenue              6/02 at 101         AAA         $ 30,175,678
                 Refunding Bonds, Series Q, 5.500%, 6/15/20

       18,955   Metropolitan Pier and Exposition Authority (Illinois),                 No Opt. Call         AAA            6,919,523
                 McCormick Place Expansion Project Bonds, Series 1992A,
                 0.000%, 6/15/17

        9,900   Metropolitan Pier and Exposition Authority (Illinois),                 No Opt. Call         AAA            1,671,714
                 McCormick Place Expansion Project Bonds, Series 1994B,
                 0.000%, 6/15/29

       16,550   Metropolitan Pier and Exposition Authority (Illinois),                 No Opt. Call         AAA            4,502,097
                 McCormick Place Expansion Project Refunding Bonds,
                 Series 1996A, 0.000%, 12/15/21

       12,525   Metropolitan Pier and Exposition Authority (Illinois), Dedicated        6/07 at 101         AAA           12,005,463
                 State Tax Revenue Bonds, Series 1997, 5.125%, 6/01/13

       11,650   Regional Transportation Authority, Cook, DuPage, Kane, Lake,            6/04 at 102         AAA           12,379,290
                 McHenry and Will Counties (Illinois), General Obligation Bonds,
                 Series 1994A, 6.250%, 6/01/24

        1,830   Tri-City Regional Port District (Illinois), Port and Terminal          No Opt. Call         N/R            1,762,638
                 Facilities Revenue Bonds (1998 Refunding and Dock #2 Enhancement
                 Project), Series 1998B, 5.875%, 7/01/08 (Alternative Minimum Tax)

        2,295   School District Number 161, Will County, Illinois, Capital             No Opt. Call         Aaa              804,443
                 Appreciation School Bonds, Series 1999, 0.000%, 1/01/18


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 2.5%

       10,000   Indiana Health Facility Financing Authority, Hospital Revenue          11/07 at 102         AAA            8,954,800
                 Bonds, Series 1997A (Sisters of St. Francis Health Services, Inc.
                 Project), 5.375%, 11/01/27

       17,105   Indiana Health Facility Financing Authority, Hospital Revenue           2/07 at 102          AA           16,677,033
                 Bonds (Clarian Health Partners, Inc.), Series 1996A,
                 6.000%, 2/15/21

        4,840   Indianapolis Airport Authority, Special Facilities Revenue Bonds,       7/04 at 102         BBB            5,010,804
                 Series 1994 (Federal Express Corporation Project),
                 7.100%, 1/15/17 (Alternative Minimum Tax)

                The Indianapolis Local Public Improvement Bond Bank, Series 1999E:
       12,500    0.000%, 2/01/21                                                       No Opt. Call         AAA            3,519,250
       10,000    0.000%, 2/01/27                                                       No Opt. Call         AAA            1,921,200

        9,155   City of South Bend, Indiana, Multifamily Housing Revenue                5/00 at 102         N/R            8,433,861
                 Refunding Bonds (The Pointe at St. Joseph Project),
                 Issue of 1994, Series A, 6.200%, 12/15/18

          500   City of South Bend, Indiana, Multifamily Housing Revenue Refunding      5/00 at 102         N/R              471,070
                 Bonds (The Pointe at St. Joseph Project), Issue of 1994,
                 Series B, 6.450%, 12/15/18 (Alternative Minimum Tax)

        3,169   City of South Bend, Indiana, Multifamily Housing Revenue               12/03 at 100         N/R            1,916,605
                 Refunding Bonds (The Pointe at St. Joseph Project),
                 Issue of 1994, Series C, 3.850%, 12/15/18


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.3%

       21,710   Iowa Housing Finance Authority, Single Family Housing                  No Opt. Call         AAA            3,569,775
                 Bonds, 1984 Issue A, 0.000%, 9/01/16

        3,380   Iowa Finance Authority, Hospital Facilities Revenue Bonds,              7/08 at 102         AAA            2,897,843
                 Series 1998A (Iowa Health System), 5.125%, 1/01/28


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.4%

        6,650   City of Newton, Kansas, Hospital Revenue Bonds (Newton                 11/04 at 102      N/R***            7,412,423
                 Healthcare Corporation), Series 1994A, 7.750%, 11/15/24
                 (Pre-refunded to 11/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.2%

       12,500   County of Carroll, Kentucky, Collateralized Pollution Control           9/02 at 102          A1           13,274,250
                 Revenue Bonds (Kentucky Utilities Company Project),
                 1992 Series A, 7.450%, 9/15/16

        9,000   Greater Kentucky Housing Assistance Corporation, Mortgage               1/03 at 100         AAA            8,899,110
                 Revenue Refunding Bonds, Series 1997A (FHA-Insured
                 Mortgage Loans - Section 8 Assisted Projects), 6.100%, 1/01/24


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.2%

       19,475   Louisiana Public Facilities Authority, Hospital Revenue Refunding       5/00 at 100         AAA           22,197,410
                 Bonds (Southern Baptist Hospitals, Inc. Project), Series 1986,
                 8.000%, 5/15/12


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 1.9%

       14,365   Maine State Housing Authority, Mortgage Purchase Bonds,                 2/04 at 102          AA           14,050,694
                 1994 Series A, 5.550%, 11/15/14

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN MUNICIPAL VALUE FUND, INC. (NUV) (continued)
                            April 30, 2000
    PRINCIPAL                                                                         OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MAINE (continued)

$      20,815   Maine State Housing Authority, Mortgage Purchase Bonds,                 5/05 at 102          AA         $ 21,046,879
                 1995 Series A-2, 6.650%, 11/15/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.6%

       10,900   Community Development Administration of Maryland,                   3/07 at 101 1/2         Aa2           10,570,929
                 Department of Housing and Community Development,
                 Residential Revenue Bonds, Series 1997B, 5.875%, 9/01/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 4.1%

        1,225   Massachusetts Municipal Wholesale Electric Company,                    No Opt. Call        BBB+            1,354,099
                 Power Supply System Revenue Bonds, 1987 Series A,
                 8.750%, 7/01/18

        5,000   Massachusetts Industrial Finance Agency, Resource Recovery              7/01 at 103         N/R            5,304,350
                 Revenue Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

       16,400   Massachusetts Turnpike Authority, Metropolitan Highway                  1/07 at 102         AAA           13,840,616
                 System Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37

        8,000   Massachusetts Turnpike Authority, Metropolitan Highway                  1/07 at 102         AAA            6,899,040
                 System Revenue Bonds, 1997 Series B, 5.125%, 1/01/37

                Massachusetts Turnpike Authority, Metropolitan Highway System
                Revenue Bonds, 1999 Series A (Subordinated):
        5,000    4.750%, 1/01/34                                                        1/09 at 101         AAA            4,036,300
       10,000    5.000%, 1/01/39                                                        1/09 at 101         AAA            8,378,800

       36,580   Massachusetts Water Resources Authority, General Revenue               11/02 at 102          A+           35,925,218
                 Refunding Bonds, 1992 Series B, 5.500%, 11/01/15


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 5.0%

        3,790   City of Adrian (Michigan), Hospital Finance Authority, Hospital         7/00 at 102      N/R***            3,889,450
                 Revenue Bonds (Emma L. Bixby Medical Center), Series 1989A,
                 8.500%, 7/01/09 (Pre-refunded to 7/01/00)

        6,000   The Economic Development Corporation of the City of Dearborn            8/04 at 102         AAA            5,412,420
                 (Michigan), Hospital Revenue Refunding Bonds (Oakwood
                 Obligated Group), Series 1994A, 5.250%, 8/15/21

       10,000   City of Detroit, Local Development Finance Authority, Tax               5/09 at 101         N/R            8,612,200
                 Increment Bonds, Series 1998A, 5.500%, 5/01/21

        1,400   City of Detroit, Michigan, Sewage Disposal System Revenue               7/05 at 101         AAA            1,337,140
                 Refunding Bonds, Series 1995-B, 5.250%, 7/01/15

                County of Grand Traverse (Michigan), Hospital Finance Authority,
                Hospital Revenue Refunding Bonds (Munson Healthcare Obligated
                Group), Series 1992A:
        2,700    6.250%, 7/01/12 (Pre-refunded to 7/01/02)                              7/02 at 102         AAA            2,827,008
        1,300    6.250%, 7/01/12                                                        7/02 at 102         AAA            1,343,381

        1,900   Michigan State Hospital Finance Authority, Revenue and Refunding        8/03 at 102        BBB-            1,678,764
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1993A, 6.500%, 8/15/18

        7,000   Michigan State Hospital Finance Authority, Hospital Revenue             8/01 at 102         Aaa            7,383,740
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1991A, 7.500%, 8/15/11 (Pre-refunded to 8/15/01)

       18,755   Michigan State Hospital Finance Authority, Hospital Revenue             8/08 at 101        BBB-           13,365,376
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1998A, 5.250%, 8/15/28

        4,320   Michigan State Housing Development Authority, Rental Housing            4/03 at 102         AAA            4,248,158
                 Revenue Bonds, 1993 Series A, 5.875%, 10/01/17

       15,750   Michigan State Housing Development Authority, Rental Housing            6/05 at 102         AAA           15,992,708
                 Revenue Bonds, 1995 Series B, 6.150%, 10/01/15

       25,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue           9/05 at 102         AAA           25,855,500
                 Bonds (Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1995AA, 6.400%, 9/01/25


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.2%

        4,000   Minnesota Housing Finance Agency, Rental Housing Bonds,                 2/05 at 102         AAA            3,987,640
                 1995 Series D, 5.900%, 8/01/15


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.7%

       13,000   Mississippi Hospital Equipment and Facilities Authority, Revenue        5/03 at 102         AAA           12,885,470
                 Refunding and Improvement Bonds (North Mississippi
                 Health Services), 1993 Series 1, 5.750%, 5/15/16

    PRINCIPAL                                                                         OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.1%

$       3,075   The Industrial Development Authority of the City of West Plains,       11/09 at 101         N/R         $  2,770,360
                 Missouri, Hospital Facilities Revenue Bonds (Ozark Medical
                 Center), Series 1999, 6.750%, 11/15/24


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.2%

        3,610   Consumers Public Power District, Nebraska, Nuclear Facility             7/00 at 100          A+            3,609,747
                 Revenue Bonds, 1968 Series, 5.100%, 1/01/03


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.2%

       24,625   Business Finance Authority of the State of New Hampshire,              10/03 at 102        BBB+           21,837,450
                 Pollution Control Refunding Revenue Bonds (The United
                 Illuminating Company Project), 1993 Series A, 5.875%, 10/01/33


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.5%

       25,625   New Jersey Economic Development Authority, Special Facility             9/09 at 101          BB           23,388,450
                 Revenue Bonds (Continental Airlines, Inc. Project), Series 1999,
                 6.250%, 9/15/29 (Alternative Minimum Tax)

        5,000   New Jersey Health Care Facilities Financing Authority, Revenue          7/10 at 101        BBB-            5,062,900
                 Bonds, Trinitas Hospital Obligated Group Issue, Series 2000,
                 7.500%, 7/01/30


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 8.9%

        5,360   Village of East Rochester Housing Authority (New York), FHA-Insured     8/07 at 102         AAA            5,269,309
                 Mortgage Revenue Bonds (St. John's Meadows Project),
                 Series 1997A, 5.600%, 8/01/17

       26,745   Long Island Power Authority (New York), Electric System General         6/03 at 101          A-           24,438,244
                 Revenue Bonds, Series 1998A, 5.500%, 12/01/29

        1,250   Metropolitan Transportation Authority (New York), Commuter              7/00 at 102         AAA            1,281,563
                 Facilities 1987 Service Contract Bonds, Series 3,
                 7.500%, 7/01/16 (Pre-refunded to 7/01/00)

        5,000   The City of New York, General Obligation Bonds, Fiscal              8/03 at 101 1/2          A-            5,066,600
                 1994 Series D, 5.750%, 8/15/10

        5,000   The City of New York, General Obligation Bonds, Fiscal              2/06 at 101 1/2          A-            5,022,750
                 1996 Series G, 5.750%, 2/01/14

       10,000   The City of New York, General Obligation Bonds, Fiscal              8/06 at 101 1/2          A-           10,171,300
                 1997, Series E, 6.000%, 8/01/16

       13,395   The City of New York, General Obligation Bonds, Fiscal                  8/07 at 101          A-           13,427,416
                 1998 Series D, 5.500%, 8/01/10

       39,610   The City of New York, General Obligation Bonds, Fiscal                 10/07 at 101          A-           39,478,495
                 1997 Series G, 6.000%, 10/15/26

       15,000   New York City Municipal Water Finance Authority, Water and              6/06 at 101         AAA           14,710,650
                 Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

        5,200   Dormitory Authority of the State of New York, Court Facilities          5/10 at 101          A-            5,134,168
                 Lease Revenue Bonds (The City of New York Issue),
                 Series 1999, 6.000%, 5/15/39

        7,000   Dormitory Authority of the State of New York, Mental Health             8/09 at 101           A            6,107,360
                 Services Facilities Improvement Revenue Bonds, Series 1999D,
                 5.250%, 2/15/29

       15,000   New York Local Government Assistance Corporation,                       4/01 at 102         AAA           15,647,700
                 Series 1991A Bonds, 7.000%, 4/01/16 (Pre-refunded to 4/01/01)

        9,545   New York State Medical Care Facilities Finance Agency,                  8/03 at 102         AAA            9,530,778
                 St. Luke's-Roosevelt Hospital Center, FHA-Insured Mortgage
                 Revenue Bonds, 1993 Series A, 5.600%, 8/15/13

       10,000   New York State Thruway Authority, Local Highway and Bridge              4/08 at 101         AAA            9,594,900
                 Service Contract Bonds, Series 1998A-2, 5.250%, 4/01/15


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.4%

        6,100   City of Charlotte, North Carolina, Refunding Certificates of           12/03 at 102         AAA            5,640,853
                 Participation (Convention Facility Project), Series 1993C,
                 5.250%, 12/01/20

       11,965   North Carolina Eastern Municipal Power Agency, Power System         9/03 at 102 1/2         BBB           11,095,623
                 Revenue Bonds, Series 1985-G, 5.750%, 12/01/16

       11,610   North Carolina Eastern Municipal Power Agency, Power System             1/03 at 102         BBB           11,140,376
                 Revenue Bonds, Series 1993-D, 5.875%, 1/01/14

        1,000   North Carolina Eastern Municipal Power Agency, Power System             1/07 at 102         AAA            1,010,470
                 Revenue Bonds, Refunding Series 1996A, 5.700%, 1/01/13

       14,060   North Carolina Municipal Power Agency Number 1, Catawba                 1/03 at 100        BBB+           13,197,138
                 Electric Revenue Bonds, Series 1992, 5.750%, 1/01/15

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN MUNICIPAL VALUE FUND, INC. (NUV) (continued)
                            April 30, 2000
    PRINCIPAL                                                                         OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA (continued)

$      11,230   North Carolina Municipal Power Agency Number 1, Catawba Electric        7/00 at 100        BBB+         $ 10,539,355
                 Revenue Bonds, Series 1985B, 6.000%, 1/01/20

       10,000   North Carolina Municipal Power Agency Number 1, Catawba Electric        1/10 at 101        BBB+            9,933,000
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.1%

        2,350   Midwest City Memorial Hospital Authority (Midwest City,                 4/02 at 102     BBB+***            2,496,288
                 Oklahoma), Hospital Revenue Bonds, Series 1992,
                 7.375%, 4/01/22 (Pre-refunded to 4/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.0%

        5,955   Pennsylvania Convention Center Authority, Refunding Revenue             9/04 at 102         BBB            6,106,733
                 Bonds, 1994 Series A, 6.750%, 9/01/19

       11,175   Pennsylvania Housing Finance Agency, Single Family Mortgage            10/03 at 102         AA+           10,984,019
                 Revenue Bonds, Series 1993-36, 5.450%, 10/01/14

        9,000   Pennsylvania Housing Finance Agency, Single Family Mortgage             4/06 at 102         AA+            9,057,780
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28
                 (Alternative Minimum Tax)

       18,850   Pennsylvania Intergovernmental Cooperation Authority, Special           6/03 at 100         AAA           16,379,519
                 Tax Revenue Refunding Bonds (City of Philadelphia Funding
                 Program), Series of 1993A, 5.000%, 6/15/22

                City of Philadelphia, Pennsylvania, Water and Wastewater
                Revenue Bonds, Series 1993:
       12,745    5.500%, 6/15/14 (Pre-refunded to 6/15/03)                              6/03 at 102         AAA           13,173,232
       19,255    5.500%, 6/15/14                                                        6/03 at 102         AAA           19,132,153


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.8%

        6,250   Rhode Island Health and Educational Building Corporation,               5/07 at 102         AAA            5,520,313
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group
                 Issue, Series 1996, 5.250%, 5/15/26

       10,000   State of Rhode Island, Providence Plantations, Lease Participation     10/07 at 101         AAA            9,578,800
                 Certificates (Howard Center Improvements), 1997 Series,
                 5.375%, 10/01/16


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.0%

       13,000   Piedmont Municipal Power Agency, Electric Revenue Bonds,                7/00 at 100        BBB-            9,952,150
                 1986 Refunding Series, 5.000%, 1/01/25
        8,000   South Carolina Jobs and Economic Development Authority,                12/10 at 102        Baa1            7,792,720
                 Hospital Improvement Revenue Bonds (Palmetto Health Alliance),
                 Series 2000A, 7.375%, 12/15/21


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.1%

        2,125   Municipal Energy Acquisition Corporation (Tennessee),                  No Opt. Call         AAA            1,841,695
                 Gas Revenue Bonds, Series 1999, 4.125%, 3/01/08


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 5.7%

       11,990   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,    12/00 at 102        Baa1           12,225,004
                 Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                 0.(Alternative Minimum Tax)

       12,525   City of Austin, Texas, Combined Utility Systems Revenue Bonds,          5/01 at 100         AAA           12,972,393
                 Series 1986A, 8.000%, 11/15/16 (Pre-refunded to 5/15/01)

       24,265   City of Austin, Texas, Combined Utility Systems Revenue Refunding      No Opt. Call         AAA           34,908,114
                 Bonds, Series 1992A, 12.500%, 11/15/07

        2,970   Corpus Christi (Texas), Housing Finance Corporation,                    7/01 at 103         AAA            3,147,784
                 Single Family Mortgage Senior Revenue Refunding Bonds,
                 Series 1991A, 7.700%, 7/01/11

       10,000   Harris County, Texas, Toll Road Unlimited Tax and Subordinate           8/01 at 102          AA           10,421,200
                 Lien Revenue Refunding Bonds, Series 1991, 6.750%, 8/01/14

        3,470   Irving Independent School District, Unlimited Tax School Building      No Opt. Call         AAA            1,897,361
                 Bonds, Series 1997, 0.000%, 2/15/11

        5,685   Irving Independent School District, Unlimited Tax Refunding Bonds,     No Opt. Call         AAA            3,306,112
                 Series 1997A, 0.000%, 2/15/10

       22,060   Leander Independent School District (Williamson and Travis         8/09 at 31 15/32         AAA            3,722,404
                 Counties, Texas), Unlimited Tax School Building and Refunding
                 Bonds, Series 2000, 0.000%, 8/15/27 (WI)

       14,625   Matagorda County Navigation District Number One (Texas),               10/00 at 102         AAA           14,646,206
                 Collateralized Revenue Refunding Bonds (Houston Lighting
                 and Power Company Project), Series 1995, 5.800%, 10/15/15

        4,000   Industrial Development Corporation of the Port of Corpus Christi        4/08 at 102        BBB-            3,424,640
                  (Texas), Revenue Refunding Bonds (Valero Refining and
                 Marketing Company Project), 5.400%, 4/01/18

    PRINCIPAL                                                                         OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       5,750   Weslaco Health Facilities Development Corporation, Hospital             1/04 at 102         AAA         $  5,213,813
                 Revenue Bonds (Knapp Medical Center Project), Series 1994,
                 5.375%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 3.8%

                Intermountain Power Agency, Power Supply Revenue Refunding
                Bonds, 1993 Series A:
       57,275    5.500%, 7/01/20                                                        7/03 at 102          A+           53,849,382
        7,315    5.000%, 7/01/23                                                        7/03 at 100          A+            6,254,471

       12,000   Intermountain Power Agency (Utah), Power Revenue Refunding              7/06 at 102          A+           10,358,160
                 Bonds, 1996 Series D, 5.000%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 11.1%

          430   Washington Public Power Supply System, Nuclear Project                 No Opt. Call         AAA              457,004
                 No. 1 Revenue Bonds, 14.375%, 7/01/01

        9,450   Washington Public Power Supply System, Nuclear Project                  7/03 at 102         AAA            9,321,953
                 No. 1 Refunding Revenue Bonds, Series 1993A,
                 5.700%, 7/01/17

       27,000   Washington Public Power Supply System, Nuclear Project                  7/03 at 102         Aa1           26,362,800
                 No. 1 Refunding Revenue Bonds, Series 1993C, 5.400%, 7/01/12

        2,970   Washington Public Power Supply System (Bonneville), Nuclear             7/03 at 102         Aa1            2,816,243
                 Project No. 1 Refunding Revenue Bonds, Series 1993C,
                 5.375%, 7/01/15

       11,390   Washington Public Power Supply System, Nuclear Project No. 2            7/03 at 102         Aa1           11,467,338
                 Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/12

       17,700   Washington Public Power Supply System, Nuclear Project No. 2            7/04 at 102         Aa1           17,534,682
                 Refunding Revenue Bonds, Series 1994A 5.375%, 7/01/10

       20,975   Washington Public Power Supply System, Nuclear Project No. 3            7/01 at 102         Aaa           21,823,019
                 Refunding Revenue Bonds, Series 1991A 6.500%, 7/01/18
                 (Pre-refunded to 7/01/01)

                Washington Public Power Supply System, Nuclear Project No. 3
                Refunding Revenue Bonds, Series 1993B:
       11,510    5.625%, 7/01/12                                                        7/03 at 102         Aa1           11,524,272
        9,000    5.600%, 7/01/17                                                        7/03 at 102         AAA            8,777,430

                Washington Public Power Supply System, Nuclear Project No. 3
                Refunding Revenue Bonds, Series 1993C:
       81,000    5.400%, 7/01/12                                                        7/03 at 102         Aa1           79,088,400
       14,850    5.375%, 7/01/15                                                        7/03 at 102         Aa1           14,081,215


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.4%

        7,180   West Virginia Housing Development Fund, Housing Finance Bonds,         11/06 at 102         AAA            7,189,404
                 Series 1997-A, 6.050%, 5/01/27


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.1%

       20,385   The Wisconsin Public Power Incorporated System, Power Supply            7/03 at 102         AAA           18,529,760
                 System Revenue Bonds, Series 1993A, 5.250%, 7/01/21

        3,315   Wisconsin Housing and Economic Development Authority,                   3/04 at 102          AA            3,365,620
                 Homeownership Revenue Bonds, 1994 Series B, 6.750%, 9/01/25
                 (Alternative Minimum Tax)

       17,020   Wisconsin Health and Educational Facilities Authority,                  8/03 at 102         AAA           16,062,450
                 Revenue Bonds (Sisters of the Sorrowful Mother - Ministry
                 Corporation), Series 1993D, 5.500%, 8/15/19

        1,750   Wisconsin Health and Educational Facilities Authority,                  8/03 at 102         AAA            1,698,340
                 Revenue Bonds (Sisters of the Sorrowful Mother - Ministry
                 Corporation), Series 1993C, 5.400%, 8/15/13
------------------------------------------------------------------------------------------------------------------------------------
$   2,062,554   Total Investments - (cost $1,825,804,962) - 99.0%                                                      1,830,624,730
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                      17,683,703
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,848,308,433
                ====================================================================================================================



                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
                            April 30, 2000





    PRINCIPAL                                                                         OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CALIFORNIA - 8.4%

$       5,530   Adelanto School District (San Bernardino County, California),          No Opt. Call         AAA         $  1,456,381
                 General Obligation Bonds (Bank Qualified), 1997 Series A,
                 0.000%, 9/01/22

                Brea Olinda Unified School District (California), General
                Obligation Bonds, Election of 1999, Series 1999A:
        2,000    0.000%, 8/01/21                                                       No Opt. Call         AAA              566,240
        2,070    0.000%, 8/01/22                                                       No Opt. Call         AAA              548,695
        2,120    0.000%, 8/01/23                                                       No Opt. Call         AAA              528,219

        3,000   California Pollution Control Financing Authority, Solid Waste           7/07 at 102         N/R            3,197,820
                 Disposal Revenue Bonds (CanFibre of Riverside Project),
                 Tax-Exempt Series 1997A, 9.000%, 7/01/19
                 (Alternative Minimum Tax)

        1,150   Foothill/Eastern Transportation Corridor Agency (California),           1/07 at 100         AAA            1,225,567
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.1%

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
          410    7.250%, 11/15/23 (Alternative Minimum Tax)                            11/02 at 102         Aaa              440,299
                 (Pre-refunded to 11/15/02)
        1,590    7.250%, 11/15/23 (Alternative Minimum Tax)                            11/02 at 102        BBB+            1,675,749

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
          285    8.750%, 11/15/23 (Alternative Minimum Tax)                            11/01 at 102         Aaa              307,107
                 (Pre-refunded to 11/15/01)
          780    8.750%, 11/15/23 (Alternative Minimum Tax)                            11/01 at 102        BBB+              830,950

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1990A:
          110    8.500%, 11/15/23 (Alternative Minimum Tax)                            11/00 at 102         Aaa              114,550
                 (Pre-refunded to 11/15/00)
        1,195    8.500%, 11/15/23 (Alternative Minimum Tax)                            11/00 at 102        BBB+            1,238,092


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 6.3%

        1,480   Capitol Region Education Council (Connecticut), Revenue Bonds,         10/05 at 102         BBB            1,525,332
                 6.750%, 10/15/15

        3,000   State of Connecticut Health and Educational Facilities Authority,       7/06 at 102        BBB-            3,002,040
                 Revenue Bonds, University of New Haven Issue, Series D,
                 6.700%, 7/01/26

        1,000   Housing Authority of the City of Willimantic, Multifamily Housing      10/05 at 105         AAA            1,098,500
                 Revenue Bonds, Series 1995A (GNMA Collateralized
                 Mortgage Loan - Village Heights Apartments Project),
                 8.000%, 10/20/30


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 4.2%

        1,670   Dade County Industrial Development Authority, Industrial                6/05 at 102         N/R            1,748,874
                 Development Revenue Bonds, Series 1995 (Miami Cerebral
                 Palsy Residential Services, Inc. Project), 8.000%, 6/01/22

        2,000   Martin County Industrial Development Authority (Florida), Industrial   12/04 at 102        BBB-            2,009,520
                 Development Revenue Bonds (Indianatown Cogeneration L.P.
                 Project), Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 13.2%

        4,320   City of Chicago, Tax Increment Allocation Bonds (Irving/Cicero          1/09 at 100         N/R            4,101,970
                 Redevelopment Project), Series 1998, 7.000%, 1/01/14

        1,300   Illinois Health Facilities Authority, Revenue Bonds, Series 1993        9/03 at 102          A-            1,360,476
                  (Northern Illinois Medical Center Project), 6.000%, 9/01/19

        2,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,         10/03 at 102          A-            1,720,880
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

                Illinois Health Facilities Authority, Revenue and Revenue
                Refunding Bonds, Series 1990C:
        1,010    9.500%, 11/15/19 (Pre-refunded to 11/15/00)                           11/00 at 102         AAA            1,056,925
          475    9.500%, 11/15/19                                                      11/00 at 102         AAA              497,819

        1,195   Illinois Housing Development Authority, Homeowner Mortgage              8/04 at 102          AA            1,211,861
                 Revenue Bonds, 1994 Series A-2, 6.700%, 8/01/25
                 (Alternative Minimum Tax)

    PRINCIPAL                                                                         OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$       1,985   Joliet Regional Port District, Airport Facilities Revenue Bonds,        7/07 at 103         N/R         $  1,916,835
                 Lewis University Airport, Series 1997A, 7.250%, 7/01/18
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 9.5%

        9,000   Whitley County, Indiana, Solid Waste and Sewage Disposal               11/10 at 102         N/R            8,515,080
                 Revenue Bonds (Steel Dynamics Inc., Project), Series 1998,
                 7.250%, 11/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.4%

                Louisiana Public Facilities Authority, Extended Care Facilities
                Revenue Bonds (Comm-Care Corporation Project), Series 1994:
          520    11.000%, 2/01/04                                                      No Opt. Call         BBB              570,440
        2,000    11.000%, 2/01/14                                                      No Opt. Call         BBB            2,525,360


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 2.3%

        2,000   Anne Arundel County, Maryland, Multifamily Housing Revenue             No Opt. Call         BBB            2,093,600
                 Bonds (Twin Coves Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.5%

        3,000   Massachusetts Industrial Finance Agency, Resource Recovery              7/01 at 103         N/R            3,182,610
                 Revenue Bonds (SEMASS Project), Series 1991A,
                 9.000%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 3.2%

        2,840   Minnesota Housing Finance Agency, Single Family Mortgage                1/07 at 102         AA+            2,844,516
                 Bonds, 1995 Series M, 5.875%, 1/01/17


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 4.3%

        4,500   Mississippi Business Finance Corporation, Pollution Control            10/03 at 102        BBB-            3,904,920
                 Revenue Refunding Bonds (System Energy Resources, Inc.
                 Project), Series 1998, 5.875%, 4/01/22


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 1.5%

        1,500   Montana Health Facility Authority, Health Care Revenue Bonds,           6/06 at 102        BBB-            1,354,110
                 Series 1996 (Community Medical Center, Inc.), 6.375%, 6/01/18


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.1%

        1,000   New Hampshire Higher Educational and Health Facilities Authority,       1/07 at 102        BBB-              961,530
                 Revenue Bonds, Series 1997 (New Hampshire College),
                 6.375%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 18.8%

        1,500   County of Cattaraugus, New York, Industrial Development Agency,        No Opt. Call         N/R            1,487,355
                 Tax-Exempt Industrial Development Revenue Bonds,
                 Series 1999A (Laidlaw Energy and Environmental, Inc. Project),
                 8.500%, 7/01/21 (Alternative Minimum Tax)

          400   Village of East Rochester Housing Authority, FHA-Insured                8/08 at 102          AA              372,928
                 Mortgage Revenue Bonds (Linden Knoll Inc. Project),
                 Series 1998, 5.250%, 8/01/17

        5,000   Erie County Industrial Development Agency, Solid Waste                 12/10 at 103         N/R            5,383,800
                 Disposal Facility Revenue Bonds (1998 CanFibre of
                 Lackawanna Project), 8.875%, 12/01/13
                 (Alternative Minimum Tax)

                The City of New York, General Obligation Bonds, Fiscal 1996 Series F:
          500    5.750%, 2/01/15                                                    2/06 at 101 1/2          A-              500,725
        1,400    5.750%, 2/01/19                                                    2/06 at 101 1/2          A-            1,374,044

        1,000   The City of New York, General Obligation Bonds, Fiscal              2/06 at 101 1/2          A-            1,004,550
                 1996 Series G, 5.750%, 2/01/14

        1,250   The City of New York, General Obligation Bonds, Fiscal             11/06 at 101 1/2          A-            1,281,075
                 1997 Series D, Tax Exempt Bonds, 5.875%, 11/01/11

        2,500   New York State Medical Care Facilities Finance Agency,                  2/05 at 102         AAA            2,719,525
                 Hospital Medical Center Secured Hospital Revenue Bonds,
                 Series 1995-A, 6.800%, 8/15/12 (Pre-refunded to 2/15/05)

        2,685   UFA Development Corporation, Utica, New York, FHA-Insured               1/07 at 102         Aa2            2,698,506
                 Mortgage Revenue Bonds, Series 1997A (Loretto-Utica Project),
                 6.125%, 7/01/35

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN MUNICIPAL INCOME FUND, INC. (NMI) (continued)
                            April 30, 2000
    PRINCIPAL                                                                         OPTIONAL CALL                           MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*   RATINGS**                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                OHIO - 1.2%

$       1,000   County of Franklin, Ohio, Hospital Facilities Mortgage Revenue          7/03 at 103         AAA         $  1,074,790
                 Bonds, 1991 Series A (Ohio Presbyterian Retirement Services),
                 8.750%, 7/01/21 (Pre-refunded to 7/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.0%

          880   Oklahoma County Industrial Authority, Revenue Bonds,                    7/00 at 100         N/R              882,253
                 Oklahoma Blood Institute Project, Series 1988, 9.000%, 7/01/03


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 2.1%

        2,000   State of Oregon Housing and Community Services Department,          7/07 at 101 1/2         Aa2            1,892,760
                 Mortgage Revenue Bonds (Single Family Mortgage Program),
                 1997 Series H, 5.650%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.1%

        1,000   Pennsylvania Convention Center Authority, Refunding Revenue             9/04 at 102         BBB            1,025,480
                 Bonds, 1994 Series A, 6.750%, 9/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 5.7%

        1,055   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,    12/00 at 102        Baa1            1,075,678
                 Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                 (Alternative Minimum Tax)

          710   Hidalgo County Housing Finance Corporation (Florida),                   4/04 at 102         Aaa              726,131
                 Single Family Mortgage Revenue Bonds (GNMA and FNMA
                 Collateralized), Series 1994A, 7.000%, 10/01/27
                 (Alternative Minimum Tax)

        3,000   Laredo Independent School District (Webb County, Texas),                8/09 at 100         AAA            2,722,950
                 Unlimited Tax School Building Bonds, Series 1999,
                 5.250%, 8/01/24

                West Independent School District (McLennan and Hill Counties,
                Texas), Unlimited Tax School Building and Refunding Bonds,
                Series 1998:
        1,000    0.000%, 8/15/25                                                   8/13 at 51 27/32         AAA              210,280
        1,000    0.000%, 8/15/26                                                    8/13 at 49 3/32         AAA              197,710
        1,000    0.000%, 8/15/27                                                   8/13 at 46 15/32         AAA              185,590


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 1.5%

        1,240   Housing Authority of the City of Bellingham, Washington,               11/04 at 100       A1***            1,334,883
                 Housing Revenue Bonds, Series 1994 (Cascade Meadows
                 Project), 7.100%, 11/01/23 (Pre-refunded to 11/01/04)
------------------------------------------------------------------------------------------------------------------------------------
$      98,155   Total Investments - (cost $87,087,539) - 97.4%                                                            87,483,880
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                       2,357,050
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $89,840,930
                ====================================================================================================================



                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS (Unaudited)
April 30, 2000
                                                                                                 MUNICIPAL VALUE    MUNICIPAL INCOME
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                                              $1,830,624,730         $87,483,880
Cash                                                                                                  15,037,619             896,809
Receivables:
   Interest                                                                                           36,722,465           2,034,057
   Investments sold                                                                                      950,000              10,058
Other assets                                                                                             157,504               1,957
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 1,883,492,318          90,426,761
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                                     24,552,969                  --
Accrued expenses:
   Management fees                                                                                       867,405              48,163
   Other                                                                                               1,477,784              70,693
Dividends payable                                                                                      8,285,727             466,975
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                               35,183,885             585,831
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                        $1,848,308,433         $89,840,930
====================================================================================================================================
Shares outstanding                                                                                   194,959,520           7,985,332
====================================================================================================================================
Net asset value per share outstanding (net assets
   divided by shares outstanding)                                                                 $         9.48         $     11.25
====================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended April 30, 2000
                                                                                                MUNICIPAL VALUE    MUNICIPAL INCOME
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                                   $56,616,574          $3,138,768
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                       5,197,393             290,683
Shareholders' servicing agent fees and expenses                                                         226,141              12,119
Custodian's fees and expenses                                                                           140,361              14,833
Directors' fees and expenses                                                                             10,444               2,272
Professional fees                                                                                         5,397               1,989
Shareholders' reports - printing and mailing expenses                                                    95,302               5,784
Stock exchange listing fees                                                                              79,223               8,132
Investor relations expense                                                                               93,816               4,606
Other expenses                                                                                           91,988               3,839
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                            5,940,065             344,257
   Custodian fee credit                                                                                 (68,140)             (2,957)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                          5,871,925             341,300
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                50,744,649           2,797,468
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                                                 3,088,927            (334,176)
Change in net unrealized appreciation (depreciation) of investments                                  (3,026,478)           (630,202)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                         62,449            (964,378)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                          $50,807,098          $1,833,090
===================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
                                                                   MUNICIPAL VALUE                          MUNICIPAL INCOME
-----------------------------------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED          YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                                4/30/00            10/31/99             4/30/00            10/31/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                    $   50,744,649        $ 99,695,445        $  2,797,468         $ 5,550,581
Net realized gain (loss) from investment transactions         3,088,927            (646,778)           (334,176)            461,435
Net change in unrealized appreciation
  (depreciation) of investments                              (3,026,478)       (156,397,771)           (630,202)         (5,266,839)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations        50,807,098         (57,349,104)          1,833,090             745,177
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income                    (49,831,729)        (99,429,121)         (2,772,491)         (5,487,947)
From accumulated net realized gains
  from investment transactions                                       --         (18,170,228)           (461,215)           (592,941)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (49,831,729)       (117,599,349)         (3,233,706)         (6,080,888)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                     --                  --             118,902             702,675
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                           975,369        (174,948,453)         (1,281,714)         (4,633,036)
Net assets at the beginning of period                     1,847,333,064       2,022,281,517          91,122,644          95,755,680
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                          $1,848,308,433      $1,847,333,064         $89,840,930         $91,122,644
===================================================================================================================================
Balance of undistributed net investment
  income at the end of period                            $    1,399,232      $      486,312       $     211,872           $ 186,895
===================================================================================================================================

                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen Municipal Income Fund, Inc. (NMI).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2000, Municipal Value had outstanding when-issued purchase commitments of $18,380,244. There were no such outstanding purchase commitments in Municipal Income.


Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.


Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2000.


Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. FUND SHARES
Transactions in shares were as follows:

                                MUNICIPAL VALUE           MUNICIPAL INCOME
                         --------------------------- ---------------------------
                         SIX MONTHS ENDED YEAR ENDED SIX MONTHS ENDED YEAR ENDED
                                  4/30/00   10/31/99          4/30/00   10/31/99
--------------------------------------------------------------------------------
Shares issued to shareholders
due to reinvestment of
distributions                          --        --            10,654     57,857
================================================================================


3. DISTRIBUTIONS TO SHAREHOLDERS
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 2000, to shareholders of record on May 15, 2000, as follows:

                                                          MUNICIPAL    MUNICIPAL
                                                              VALUE       INCOME
--------------------------------------------------------------------------------
Dividend per share                                           $.0425       $.0585
================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended April 30, 2000, were as follows:

                                                          MUNICIPAL    MUNICIPAL
                                                              VALUE       INCOME
--------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $185,913,972   $2,702,768
   Short-term municipal securities                       41,270,000    2,100,000
Sales and maturities:
   Long-term municipal securities                       168,598,963    3,521,614
   Short-term municipal securities                       41,270,000    2,100,000
================================================================================



At April 30, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                        MUNICIPAL      MUNICIPAL
                                                            VALUE         INCOME
--------------------------------------------------------------------------------
                                                   $1,825,804,962    $87,087,539
================================================================================

At October 31, 1999, the Funds' last fiscal year end, Municipal Value had unused capital loss carryforwards of $646,777 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire in the year 2007.

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at April 30, 2000, were as follows:

                                                         Municipal    Municipal
                                                             Value       Income
-------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                       $ 50,738,666  $ 2,340,160
   depreciation                                        (45,918,898)  (1,943,819)
-------------------------------------------------------------------------------
Net unrealized appreciation                           $  4,819,768  $   396,341
===============================================================================

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                         MUNICIPAL VALUE
--------------------------------------------------------------------------------
For the first $500 million                                           .3500 of 1%
For the next $500 million                                            .3250 of 1
For net assets over $1 billion                                       .3000 of 1
================================================================================

AVERAGE DAILY NET ASSETS                                        MUNICIPAL INCOME
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================


In addition, Municipal Value pays an annual management fee, payable monthly, based on gross interest income as follows:

GROSS INTEREST INCOME                                            MUNICIPAL VALUE
--------------------------------------------------------------------------------
For the first $50 million                                                 4.125%
For the next $50 million                                                  4.000
For gross income over $100 million                                        3.875
================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At April 30, 2000, net assets consisted of:

                                                        MUNICIPAL     MUNICIPAL
                                                            VALUE        INCOME
-------------------------------------------------------------------------------
Shares, $.01 par value per share                   $    1,949,595  $     79,853
Paid-in surplus                                     1,837,697,688    89,487,793
Balance of undistributed net investment income          1,399,232       211,872
Accumulated net realized gain (loss) from
  investment transactions                               2,442,150      (334,929)
Net unrealized appreciation of investments              4,819,768       396,341
-------------------------------------------------------------------------------
Net assets                                         $1,848,308,433  $ 89,840,930
===============================================================================
Authorized Shares                                     350,000,000   200,000,000
===============================================================================


8. INVESTMENT COMPOSITION
At April 30, 2000, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:
                                                           MUNICIPAL   MUNICIPAL
                                                               VALUE      INCOME
--------------------------------------------------------------------------------
Basic Materials                                                  --%         10%
Education and Civic Organizations                                 1           5
Healthcare                                                       14           6
Housing/Multifamily                                               3           4
Housing/Single Family                                             5           8
Long-Term Care                                                    1           9
Tax Obligation/General                                            6          11
Tax Obligation/Limited                                           11           8
Transportation                                                   13           8
U.S. Guaranteed                                                  11          10
Utilities                                                        28          21
Water and Sewer                                                   7          --
--------------------------------------------------------------------------------
                                                                100%        100%
================================================================================


Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (41% for Municipal Value and 14% for Municipal Income). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

         FINANCIAL HIGHLIGHTS (Unaudited)

         Selected data for a share outstanding throughout each period:

                                                INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                                           -------------------------------      ---------------------------------
                                                       NET REALIZED/
                           BEGINNING       NET         UNREALIZED               NET
                           NET ASSET       INVESTMENT  INVESTMENT               INVESTMENT    CAPITAL
                           VALUE           INCOME      GAIN (LOSS)   TOTAL      INCOME        GAINS        TOTAL
MUNICIPAL VALUE
Year Ended 10/31:
         2000 (a)           $ 9.48         $.26        $--           $ .26      $(.26)        $--          $(.26)
         1999                10.37          .51        (.80)          (.29)      (.51)        (.09)         (.60)
         1998                10.29          .53         .21            .74       (.53)        (.13)         (.66)
         1997                10.18          .58         .22            .80       (.58)        (.11)         (.69)
         1996                10.29          .61        (.03)           .58       (.61)        (.08)         (.69)
         1995                 9.87          .64         .46           1.10       (.65)        (.03)         (.68)

MUNICIPAL INCOME
Year Ended 10/31:
         2000 (a)            11.43          .35        (.12)           .23       (.35)        (.06)         (.41)
         1999                12.10          .70        (.61)           .09       (.69)        (.07)         (.76)
         1998                12.02          .71         .11            .82       (.71)        (.03)         (.74)
         1997                11.96          .76         .11            .87       (.76)        (.05)         (.81)
         1996                11.97          .77        (.02)           .75       (.76)         --           (.76)
         1995                11.54          .77         .44           1.21       (.78)         --           (.78)

                                                           TOTAL RETURNS
                                                    --------------------------
                        ENDING
                        NET ASSET  ENDING           BASED ON       BASED ON NET
                        VALUE      MARKET VALUE     MARKET VALUE+  ASSET VALUE+
----------------------------------------------------------------------------------
MUNICIPAL VALUE
Year Ended 10/31:
         2000 (a)       $ 9.48     $ 8.1875         (2.08)%         2.74%
         1999             9.48       8.6250         (7.50)         (2.94)
         1998            10.37       9.9375         10.55           7.49
         1997            10.29       9.6250         10.39           8.18
         1996            10.18       9.3750          3.10           5.84
         1995            10.29       9.7500         11.50          11.51
MUNICIPAL INCOME
Year Ended 10/31:
         2000 (a)        11.25      10.9375          3.22           2.02
         1999            11.43      11.0000         (5.77)           .74
         1998            12.10      12.4375          5.21           7.06
         1997            12.02      12.5625         11.96           7.60
         1996            11.96      12.0000         12.42           6.49
         1995            11.97      11.3750         11.95          10.86

                                                    RATIOS/SUPPLEMENTAL DATA
                     --------------------------------------------------------------------------------------
                                          BEFORE CREDIT                   AFTER CREDIT**
                                     -----------------------------   ---------------------------
                                                      RATIO OF NET                 RATIO OF NET
                                     RATIO OF         INVESTMENT     RATIO OF      INVESTMENT
                     ENDING          EXPENSES         INCOME TO      EXPENSES      INCOME TO      PORTFOLIO
                     NET ASSETS      TO AVERAGE       AVERAGE        TO AVERAGE    AVERAGE        TURNOVER
                     (000)           NET ASSETS       NET ASSETS     NET ASSETS    NET ASSETS     RATE
-----------------------------------------------------------------------------------------------------------
MUNICIPAL VALUE
Year Ended 10/31:
         2000 (a)    $1,848,308      .65%*            5.52%*         .64%*         5.53%*          9%
         1999         1,847,333      .65              5.10           .65           5.10           13
         1998         2,022,282      .65              5.18           .65           5.18           19
         1997         2,005,380      .68              5.71           .68           5.71           19
         1996         1,984,627      .69              5.98           .69           5.98           18
         1995         2,006,450      .70              6.35           .70           6.35           13
MUNICIPAL INCOME
Year Ended 10/31:
         2000 (a)        89,841      .77*             6.23*          .76*          6.24*           3
         1999            91,123      .83              5.88           .82           5.89           31
         1998            95,756      .82              5.91           .82           5.91           23
         1997            94,283      .83              6.39           .83           6.39            9
         1996            93,249      .80              6.49           .80           6.49           10
         1995            92,850      .84              6.53           .84           6.53           15

*    Annualized.

**   After custodian fee credit, where applicable.

+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

(a)  For the six months ended April 30, 2000.


Build Your Wealth Automatically

Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.


EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.


HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.


FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment advisor if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund Information


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended April 30, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
                  FOR GENERATIONS


Photo of: John Nuveen, Sr.

John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



LOGO: NUVEEN Investments

Invest well. Look ahead. LEAVE YOUR MARK.(sm)



John Nuveen & Co. Incorporated o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com


                                                                      FSA-1-4-00